                                                               EX-99.B(d)(1)(ii)

                                   SCHEDULE A
                                                            As of August 7, 2001

                            WELLS FARGO FUNDS TRUST
                        Capped Operating Expense Ratios

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
Aggressive Balanced-Equity
     Class I                                                       1.00%                   January 31
------------------------------------------------------------------------------------------------------------
Arizona Tax-Free
     Class A                                                       0.77%                   October 31
     Class B                                                       1.52%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
Asset Allocation
     Class A                                                       0.99%                   January 31
     Class B                                                       1.74%                   January 31
     Class C                                                       1.74%                   January 31
     Class I                                                       1.00%                   January 31
------------------------------------------------------------------------------------------------------------
California Tax-Free
     Class A                                                       0.77%                   October 31
     Class B                                                       1.52%                   October 31
     Class C                                                       1.52%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
California Limited Term Tax-Free
     Class A                                                       0.75%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Fund
     Class A                                                       0.65%                   July 31
     Service Class                                                 0.45%                   July 31
------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust                             0.20%                   July 31
------------------------------------------------------------------------------------------------------------
Cash Investment Money Market Fund
     Class Service/Admin.                                          0.48%                   July 31
     Class I                                                       0.25%                   July 31
------------------------------------------------------------------------------------------------------------
Colorado Tax-Free
     Class A                                                       0.60%                   October 31
     Class B                                                       1.35%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
Corporate Bond Fund
     Class A                                                       1.00%                   September 30
     Class B                                                       1.75%                   September 30
     Class C                                                       1.75%                   September 30
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
Disciplined Growth
     Class I                                                       1.00%                   January 31
------------------------------------------------------------------------------------------------------------
Diversified Bond
     Class I                                                       0.70%                   September 30
------------------------------------------------------------------------------------------------------------
Diversified Equity Fund
     Class A                                                       1.25%                   None/1/
     Class B                                                       2.00%
     Class C                                                       2.00%
     Class I                                                       1.00%
------------------------------------------------------------------------------------------------------------
Diversified Small Cap
     Class A                                                       1.40%                   January 31
     Class B                                                       2.15%                   January 31
     Class I                                                       1.20%                   January 31
------------------------------------------------------------------------------------------------------------
Equity Income
     Class A                                                       1.10%                   January 31
     Class B                                                       1.85%                   January 31
     Class C                                                       1.85%                   January 31
     Class I                                                       0.85%                   January 31
------------------------------------------------------------------------------------------------------------
Equity Index
     Class A                                                       0.67%                   January 31
     Class B                                                       1.41%                   January 31
     Class O                                                       0.50%                   January 31
------------------------------------------------------------------------------------------------------------
Equity Value
     Class A                                                       1.18%                   January 31
     Class B                                                       1.93%                   January 31
     Class C                                                       1.93%                   January 31
     Class I                                                       1.00%                   January 31
------------------------------------------------------------------------------------------------------------
Government Institutional Money Market Fund                         0.20%                   July 31
------------------------------------------------------------------------------------------------------------
Government Money Market
     Class A                                                       0.75%                   July 31
     Class Service                                                 0.50%                   July 31
------------------------------------------------------------------------------------------------------------
Growth
     Class A                                                       1.12%                   January 31
     Class B                                                       1.87%                   January 31
     Class I                                                       1.00%                   January 31
------------------------------------------------------------------------------------------------------------


---------------
/1/ The waiver commitments for this Fund are not subject to the automatic renewal provision of Section 3(b) of this Agreement. The capped operating expense ratio of each Class, however, may be increased only with the approval of the Board of Trustees.

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
Growth Balanced
     Class A                                                       1.15%                   January 31
     Class B                                                       1.90%                   January 31
     Class C                                                       1.90%                   January 31
     Class I                                                       0.93%                   January 31
------------------------------------------------------------------------------------------------------------
Growth Equity
     Class A                                                       1.50%                   January 31
     Class B                                                       2.25%                   January 31
     Class C                                                       2.25%                   January 31
     Class I                                                       1.25%                   January 31
------------------------------------------------------------------------------------------------------------
Income
     Class A                                                       1.00%                   September 30
     Class B                                                       1.75%                   September 30
     Class I                                                       0.75%                   September 30
------------------------------------------------------------------------------------------------------------
Income Plus
     Class A                                                       1.10%                   September 30
     Class B                                                       1.85%                   September 30
     Class C                                                       1.85%                   September 30
------------------------------------------------------------------------------------------------------------
Index
     Class I                                                       0.25%                   January 31
------------------------------------------------------------------------------------------------------------
Index Allocation
     Class A                                                       1.30%                   January 31
     Class B                                                       2.05%                   January 31
     Class C                                                       2.05%                   January 31
------------------------------------------------------------------------------------------------------------
Intermediate Government Income
     Class A                                                       0.96%                   September 30
     Class B                                                       1.71%                   September 30
     Class C                                                       1.71%                   September 30
     Class I                                                       0.68%                   September 30
------------------------------------------------------------------------------------------------------------
International
     Class A                                                       1.75%                   January 31
     Class B                                                       2.50%                   January 31
     Class I                                                       1.50%                   January 31
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
International Equity Fund
     Class A                                                       1.75%                   January 31
     Class B                                                       2.50%                   January 31
     Class C                                                       2.50%                   January 31
     Class I                                                       1.50%                   January 31
------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund/2/
     Class A                                                       1.20%                   January 31
     Class B                                                       1.95%                   January 31
     Class C                                                       1.95%                   January 31
     Class I                                                       0.95%                   January 31
------------------------------------------------------------------------------------------------------------
Large Company Growth Fund
     Class A                                                       1.20%                   January 31
     Class B                                                       1.75%                   January 31
     Class C                                                       1.75%                   January 31
     Class I                                                       1.00%                   January 31
------------------------------------------------------------------------------------------------------------
Limited Term Government Income
     Class A                                                       0.96%                   September 30
     Class B                                                       1.71%                   September 30
     Class I                                                       0.68%                   September 30
------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund
     Class A                                                       1.40%                   January 31
     Class B                                                       2.15%                   January 31
     Class C                                                       2.15%                   January 31
------------------------------------------------------------------------------------------------------------
Minnesota Intermediate  Tax-Free/3/
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
Minnesota Tax-Free
     Class A                                                       0.60%                   October 31
     Class B                                                       1.35%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
Moderate Balanced
     Class I                                                       0.88%                   January 31
------------------------------------------------------------------------------------------------------------
Money Market Fund
     Class A                                                       0.76%                   July 31
     Class S/B                                                     1.51%                   July 31
------------------------------------------------------------------------------------------------------------
Money Market Trust                                                 0.20%                   July 31
------------------------------------------------------------------------------------------------------------

---------------
/2/ Initial Commitment extends for one year from the effectiveness of the initial prospectus. Thereafter, the Expiration/Renewal Date is January 31.

/3/ The Board has approved a plan to reorganize this Fund into the Minnesota
    Tax-Free Fund, subject to shareholder approval.

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
National Tax-Free
     Class A                                                       0.80%                   October 31
     Class B                                                       1.55%                   October 31
     Class C                                                       1.55%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
National Limited Term Tax-Free
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
National Tax-Free Money Market
     Class A                                                       0.65%                   July 31
------------------------------------------------------------------------------------------------------------
National Tax-Free Institutional Money Market
     Class Service                                                 0.45%                   July 31
     Class I                                                       0.30%                   July 31
------------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Trust                               0.20%                   July 31
------------------------------------------------------------------------------------------------------------
Nebraska Tax-Free Fund
     Class I                                                       0.83%                   October 31
------------------------------------------------------------------------------------------------------------
Oregon Tax-Free
     Class A                                                       0.77%                   October 31
     Class B                                                       1.52%                   October 31
     Class I                                                       0.60%                   October 31
------------------------------------------------------------------------------------------------------------
OTC Growth Fund
     Class O                                                       1.30%                   January 31
------------------------------------------------------------------------------------------------------------
Overland Express Sweep Fund                                        1.25%                   July 31
------------------------------------------------------------------------------------------------------------
Outlook Today Fund/4/
     Class A                                                       1.30%                   June 30
     Class B                                                       1.80%                   June 30
     Class C                                                       1.80%                   June 30
     Class I                                                       1.00%                   June 30
------------------------------------------------------------------------------------------------------------
Outlook 2010 Fund/4/
     Class A                                                       1.30%                   June 30
     Class B                                                       1.80%                   June 30
     Class C                                                       1.80%                   June 30
     Class I                                                       1.00%                   June 30
------------------------------------------------------------------------------------------------------------


---------------
/4/ The Board has approved extending the term of the Commitments of all of the Classes of each Outlook Fund until June 30, 2003, if shareholders approve certain pending advisory proposals. The Commitments shown represent the capped operating expense ratios of each Class if the advisory arrangements are approved. If approved, the Capped Operating Expense Ratios of the Class B and Class C shares are expected to increase to 2.05% after June 30, 2003.

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
Outlook 2020 Fund/4/
     Class A                                                       1.30%                   June 30
     Class B                                                       1.80%                   June 30
     Class C                                                       1.80%                   June 30
     Class I                                                       1.00%                   June 30
------------------------------------------------------------------------------------------------------------
Outlook 2030 Fund/4/
     Class A                                                       1.30%                   June 30
     Class B                                                       1.80%                   June 30
     Class C                                                       1.80%                   June 30
     Class I                                                       1.00%                   June 30
------------------------------------------------------------------------------------------------------------
Outlook 2040 Fund/4/
     Class A                                                       1.30%                   June 30
     Class B                                                       1.80%                   June 30
     Class C                                                       1.80%                   June 30
     Class I                                                       1.00%                   June 30
------------------------------------------------------------------------------------------------------------
Positive Return Bond Fund
     Institutional Class                                           0.60%                   September 30
------------------------------------------------------------------------------------------------------------
Prime Investment Institutional
Money Market Fund                                                  0.20%                   July 31
------------------------------------------------------------------------------------------------------------
Prime Investment Money Market
     Class Service                                                 0.55%                   July 31
------------------------------------------------------------------------------------------------------------
Small Cap Opportunities
     Class A                                                       1.40%                   January 31
     Class B                                                       2.15%                   January 31
     Class I                                                       1.25%                   January 31
------------------------------------------------------------------------------------------------------------
Small Cap Growth
     Class A                                                       1.40%                   January 31
     Class B                                                       2.15%                   January 31
     Class C                                                       2.15%                   January 31
     Class I                                                       1.20%                   January 31
------------------------------------------------------------------------------------------------------------
Small Cap Value
     Class I                                                       1.25%                   January 31
------------------------------------------------------------------------------------------------------------
Small Company Growth
     Class I                                                       1.25%                   January 31
------------------------------------------------------------------------------------------------------------


---------------
/4/ The Board has approved extending the term of the Commitments of all of the Classes of each Outlook Fund until June 30, 2003, if shareholders approve certain advisory arrangements. The Commitments shown represent the capped operating expense ratios of each Class if pending advisory proposals are approved. If approved, the Capped Operating Expense Ratios of the Class B and Class C shares are expected to increase to 2.05% after June 30, 2003.

------------------------------------------------------------------------------------------------------------
Name of Fund/Class                                            Capped Operating      Expiration/ Renewal Date
                                                               Expense Ratio
------------------------------------------------------------------------------------------------------------
Specialized Health Sciences Fund
     Class A                                                       1.65%                   January 31
     Class B                                                       2.40%                   January 31
     Class C                                                       2.40%                   January 31
------------------------------------------------------------------------------------------------------------
Specialized Technology Fund
     Class A                                                       1.75%                   January 31
     Class B                                                       2.50%                   January 31
     Class C                                                       2.50%                   January 31
------------------------------------------------------------------------------------------------------------
Stable Income
     Class A                                                       0.90%                   September 30
     Class B                                                       1.65%                   September 30
     Class I                                                       0.65%                   September 30
------------------------------------------------------------------------------------------------------------
Strategic Income
     Class I                                                       0.80%                   January 31
------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market
     Class A                                                       0.65%                   July 31
------------------------------------------------------------------------------------------------------------
Treasury Plus Institutional Money Market
     Class Service                                                 0.46%                   July 31
     Class I                                                       0.25%                   July 31
------------------------------------------------------------------------------------------------------------
Variable Rate Government/5/
     Class A                                                       0.78%                   September 30
------------------------------------------------------------------------------------------------------------
WealthBuilder Growth                                               1.25%                   September 30
------------------------------------------------------------------------------------------------------------
WealthBuilder Growth & Income                                      1.25%                   September 30
------------------------------------------------------------------------------------------------------------
WealthBuilder Growth Balanced                                      1.25%                   September 30
------------------------------------------------------------------------------------------------------------
Wells Fargo SIFE Specialized Financial Services
Fund/6/
     Class A                                                       1.35%                   January 31
     Class B                                                       2.10%                   January 31
     Class C                                                       2.10%                   January 31
------------------------------------------------------------------------------------------------------------
100% Treasury Institutional Money Market Fund                      0.20%                   July 31
------------------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund
     Class A                                                       0.65%                   July 31
     Service Class                                                 0.46%                   July 31
------------------------------------------------------------------------------------------------------------


---------------
/5/ The Board has approved a plan to reorganize this Fund into the Limited
    Term Government Income Fund, subject to shareholder approval.

/6/ Initial Commitment extends from two years from the commencement of operations of the Fund. Thereafter, the Expiration/Renewal Date is January 31.